UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 27, 2007

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On March 27, 2007, CBRL Group, Inc. (the “Company”) issued a press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing the comparable store sales for its Cracker Barrel Old Country Store® restaurants and gift shops for the four-week period ending Friday, March 23, 2007 and that the Company will be participating in the SunTrust Robinson Humphrey 36th Annual Institutional Conference to be held on Tuesday, April 10, 2007.

On March 28, 2007, the Company issued a second press release, which is furnished hereto as Exhibit 99.2 and incorporated by reference as if fully set forth herein, announcing the adoption of trading plans by the Company’s Chief Executive Officer and Chief Financial Officer pursuant to Rule 10b5-1 of the Securities and Exchange Commission.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press Release dated March 27, 2007 re March sales/analyst conference

99.2  Press Release dated March 27, 2007 re adoption of trading plans

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2007                                    CBRL GROUP, INC.

                            By: /s/ N.B. Forrest Shoaf
                                        Name: N.B. Forrest Shoaf
                                                          Title:    Senior Vice President, Secretary
                                                                                                                                                         and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1          Press Release dated March 27, 2007 re March sales/analyst conference

99.2          Press Release dated March 27, 2007 re adoption of trading plans